UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2006

VERTEX PHARMACEUTICALS INCORPORATED

(Exact name of registrant as specified in its charter)

MASSACHUSETTS	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Waverly Street
Cambridge, Massachusetts  02139
(Address of principal executive offices) (Zip Code)

(617) 444-6100
Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

       On May 11, 2006, the stockholders of Vertex Pharmaceuticals Incorporated (the “Company”) approved the 2006 Stock and Option Plan (the “Plan”). The Plan provides for the granting of incentive stock options, non-qualified options, stock grants and stock-based awards to employees, non-employee directors, consultants and advisors of the Company.

Item 8.01. Other Events.

The Company’s 2006 Annual Meeting of Stockholders was held on May 11, 2006. At the Annual Meeting of Stockholders, the Company’s stockholders approved the Plan and re-elected Mr. Eric K. Brandt, Mr. Bruce I. Sachs and Dr. Eve E. Slater to serve on the Board of Directors until the Annual Meeting of Stockholders to be held in 2009.

At a meeting of the Company’s Board of Directors following the Annual Meeting of Stockholders, the Board of Directors addressed two corporate governance issues: the creation of a non-executive Chairmanship of the Board of Directors and the adoption of a policy regarding the election of directors.

In connection with the first of these corporate governance matters, Dr. Charles A. Sanders was appointed Chairman of the Board. Dr. Joshua Boger will continue to serve as the Company’s President and Chief Executive Officer.

In connection with the second of these corporate governance matters, the Board of Directors adopted a policy that will be incorporated into the Company’s Statement of Governance Principles. Under the new policy, any nominee for director in an uncontested election who receives a greater number of votes “withheld” from his or her election than votes “for” his or her election will tender his or her resignation to the Board of Directors. The Corporate Governance and Nominating Committee of the Board of Directors will recommend to the Board either that the Board accept or reject any such resignation or that the Board take some other action to address the underlying reasons for the outcome of the vote. The Company will make a public announcement of the Board of Directors’ response to any resignation tendered under the new policy.

Item 9.01. Financial Statements and Exhibits.

(c)  Exhibits

Exhibit	Description of Document

10.1	Vertex Pharmaceuticals Incorporated 2006 Stock and Option Plan.*

10.2	Form of Stock Option Grant under 2006 Stock and Option Plan.*

10.3	Form of Restricted Stock Award under 2006 Stock and Option Plan.*

10.4	Form of Restricted Stock Award (Performance Accelerated Restricted Stock) under 2006 Stock and Option Plan.*

* Management contract, compensatory plan or agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 15, 2006	/s/ Kenneth S. Boger
Kenneth S. Boger Senior Vice President and General Counsel